IAN HOLDINGS LIMITED AND SUBSIDIARIES

                Consolidated Financial Statements
               For the Period Ended June 30, 1996











                        Table of Contents



                                                                 Page

Independent Auditors' Report

Consolidated Financial Statements

   Consolidated Balance Sheet

   Consolidated Statement of Operations

   Consolidated Statement of Cash Flows

   Consolidated Statement of Changes in Stockholders' Equity

Notes to Financial Statements








                  INDEPENDENT AUDITORS' REPORT


To the Board of Directors and stockholders
IAN Holdings Limited and Subsidiaries


We have audited the accompanying consolidated balance sheet of IAN Holdings Limited and Subsidiaries (the Company) as of June 30, 1996, and the related consolidated statements of operations, changes in stockholders' deficit, and cash flows for the period from inception (February 29, 1996) to June 30, 1996. These financial statements are the responsibility of the Companys' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IAN Holdings Limited and Subsidiaries as of June 30, 1996, and the results of their operations and their cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's future exploration and development commitments and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                          /s/ Ehrhardt Keefe Steiner & Hottman PC
                              Ehrhardt Keefe Steiner & Hottman PC
January 10, 1997
Denver, Colorado

               IAN HOLDINGS LIMITED AND SUBSIDIARIES

                   Consolidated Balance Sheet
                          June 30, 1996

                               Assets
Current Assets
  Cash                                                   $   12,277
  Tax refund receivable                                          47
     Total current assets                                    12,324

Oil  and gas properties, full cost method
(Note 3)
  Unproved                                                  176,460

Other assets
  Organizational costs                                        1,406
  Deposits                                                   23,700
                                                             25,106

Total assets                                             $  213,890

              Liabilities and Stockholders' (Deficit)

Current liabilities
  Accounts payable                                       $   6,249
  Notes payable to stockholders (Note 4)                   207,988
     Total current liabilities                             214,237

Commitments and contingencies (Notes 2, 5
and 6)

Stockholders' (deficit)
   Common stock, $1 par value, 50,000 shares
    authorized; 100 issued and outstanding                    100
  Additional paid in capital                                  900
  Retained deficit                                         (1,116)
  Foreign currency translation adjustment                    (231)
                                                             (347)

Total   liabilities   and   stockholders'
 deficit)                                                $213,890

                      See notes to consolidated financial statements.



             IAN HOLDINGS LIMITED AND SUBSIDIARIES
              Consolidated Statement of Operations
  For the Period from Inception (February 29, 1996) to June 30, 1996



General and administrative expenses                  $  1,211

Interest income                                           (95)

Net loss                                             $  1,116

                  See notes to consolidated financial statements.



                IAN HOLDINGS LIMITED AND SUBSIDIARIES
                 Consolidated Statement of Cash Flows
   For the Period from Inception (February 29, 1996) to June 30, 1996


Cash used in operations
  Net loss                                                $   (1,116)
   Changes to reconcile net loss to net cash
    used in operations
     Tax refund receivable                                       (47)
     Deposits                                                (23,700)
     Organizational costs                                     (1,406)
     Accounts payable                                          6,249
          Cash used in operations                            (20,020)

Cash provided from financing activities
  Notes payable and advances from
   stockholders                                              208,988
          Cash provided by financing
           activities                                        208,988

Cash used in investing activities
  Acquisition of oil and gas leases                          (28,921)
  Oil and gas exploration capital
   expenditures                                             (147,539)
          Cash used in investing
           activities                                       (176,460)

Effect of exchange rates on cash                                (231)

Net increase in cash                                          12,279

Cash at beginning of period                                       -

Cash at end of period                                       $ 12,279

Supplemental disclosure of non-cash financing and investing activities:

Exchange of common stock for stockholders
 100% interest in Hemley Petroleum Ltd.                     $ 1,000

                     See notes to consolidated financial statements.


              IAN HOLDINGS LIMITED AND SUBSIDIARIES
   Consolidated Statement of Changes in Stockholders' Deficit
  For the Period from Inception (February 29, 1996) to June 30, 1996

                                                           Foreign
                               Additional                 Currency
                     Common     Paid in    Accumulated   Transaction
                     Stock      Capital      Deficit     Adjustment     Total

Inception              -          $  -        $ -          $  -          $  -

Exchange of 100
 shares of common
 stock for
 shareholders
 interest in
 Hemley Petroleum
 Pty. Ltd.             100           900         -             -          1,000

Net loss                -             -        (1,116)         -         (1,116)

Foreign currency
 Translation            -             -          -           (231)         (231)
 adjustment

Balance at June        100        $  900      $ (1,116)   $  (231)       $ (347)
 30, 1996

                             See notes to consolidated financial statements.


                          IAN HOLDINGS LIMITED AND SUBSIDIARIES
                        Notes to Consolidated Financial Statements


Note  1  -  Organization  and Summary of  Significant  Accounting
Policies

IAN Holdings Limited and Subsidiaries (the Company) was incorporated in the Cayman Islands on February 29, 1996 as a limited liability company. The Company conducts principally oil and gas acquisition, exploration, and development activities in South Australia through a wholly owned Australian subsidiary; Hemley Exploration Pty. Ltd.

The consolidated financial statements include the accounts of IAN
Holdings   Limited  and  its  wholly  owned  subsidiaries.    All
significant intercompany accounts and transactions have been eliminated in consolidation.

Risks and Uncertainties

Currently the Company has not identified any proven reserves, and therefore, is not involved in any oil & gas production activities. There can be no assurance that in the future the Company will locate proved reserves associated with its leasehold interests. In the event proved reserves are identified the feasibility of recovery is strongly dependent upon world market prices for oil & gas, and accordingly there can be no guarantee that amounts capitalized as acquisition, exploration, and development costs will be recoverable through future operations.

The   Company's  principal  operations  are  conducted  in  South
Australia where the Australian dollar is the functional currency.
Future operations of the company could be adversely affected by unfavorable foreign currency fluctuations.

Foreign Currency Translation

All assets and liabilities of the Company's two Australian subsidiaries are translated into U.S. dollars using the prevailing exchange rates as of the balance sheet date. Income and expenses are translated using the average exchange rates for the period. Stockholders' investments are translated at the historical exchange rates prevailing at the time of such investments. Any gains or losses from foreign currency translation are included as a separate component of stockholders' equity. The prevailing exchange rate at June 30, 1996 was approximately 1 U.S. dollar to 1.25 Australian dollars.

Cash and Cash Equivalents

Cash  equivalents  include  all highly  liquid  investments  with original  maturities of three months or less.  At June  30,  1996 there were no cash equivalents included in the Company's cash balances.

Deposits

Deposits at June 30, 1996 consist of security bonds on deposit with the Australian department of Mines and Energy as required by the associated license agreements.

Oil and Gas Properties

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs, are capitalized. Amounts capitalized by the Company as exploration costs currently consist of geological and geophysical (G&G) costs in addition to leasehold maintenance costs.

Investments in unproved properties are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is included in capitalized costs to be amortized. Management of the Company assesses costs excluded from the full cost pool periodically for impairment.

Income Taxes

The Company is not subject to U.S. Federal income taxes, however, the Company is subject to foreign taxes in Australia for earnings of its Australian subsidiaries. No income taxes are currently due. The Company recognizes deferred tax assets and liabilities for future tax consequences attributable to differences between financial statement carry amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rules expected to apply to taxable income in the years in which those temporary differences are expected to be recovered and settled. The Company has foreign net operating loss carryforwards of approximately $20,000, which can be used to offset future foreign income taxes payable.

Fair Value of Financial Instruments

The carrying amount for cash, receivables, and accounts payable approximate their fair values due to the relatively short maturities of these instruments.

The fair value of notes payable to stockholders are measured based on rates currently available to the Company for similar debt, which approximates their carrying amounts.

Related Party Transactions

The Company and its subsidiaries have received advances from its stockholders during the period of approximately $209,000. In addition, one of the stockholders also provides engineering services to the Company related to oil and gas exploration activities. Amounts paid for such services for the period ended June 30, 1996 were approximately $73,300.


Note 2 - Going Concern

The Company's commitments for future exploration and development activities required under its Petroleum Exploration Leases coupled with the lack of working capital available at June 30, 1996 raise substantial doubt about the entities ability to continue as a going concern. Management's plans to fund such commitments include raising additional capital through a private placement and the public markets. Management believes that the Company will be able to raise adequate capital to fund such future exploration and development operations.


Note 3 - Unproved Oil and Gas Properties

The Company maintains two petroleum exploration leases (PEL's) with 5 years terms expiring May 22, 2001. The Company may renew the leases for additional 5 year terms subject to the terms contained in the PEL's (Note 5).

The Company is currently participating in oil and gas exploration activities on approximately 6,821,000 acres in the state of South Australia. Such acreage comprises the Company's only cost center. The Company anticipates commencement of drilling activities in the second quarter of calendar 1997.

Costs excluded from amortization consist of the following at June
30, 1996:


Period                   Acquisition        Exploration
Incurred                     Costs             Costs           Total

Inception to June 30,    $ 28,291            $ 147,539         $ 176,460
 1996



Note 4 - Notes Payable to Shareholders

During the period ended June 30, 1996 the Company and its subsidiaries received working capital advances from stockholders which are represented by two notes payable to the individual stockholders. The notes provide for interest at an annual rate of 8%, which is payable annually. The principal balance on the notes with any remaining accrued interest is payable in full on August 31, 1999. At any time prior to August 31, 1999, the notes are payable upon demand, within 20 days of written notice being received by the Company. As the advances were converted to notes on September 1, 1996, no interest expense has been recorded in the accompanying financial statements.


Note 5 - Commitments and Contingencies

The Company has two Petroleum Exploration Licenses (PEL's) with the state of South Australia which contain certain commitments related to exploratory operations to be incurred over the five year term of each lease. The leases contain estimates of the costs to complete such exploratory operation requirements as follows:

Year  one,  ending  May 22, 1997             $     1,516,000
Year  two,  ending  May 22, 1998                   1,872,000
Year three, ending  May 22, 1999                   3,320,000
Year  four, ending  May 22, 2000                   4,576,000
Year  five, ending  May 22, 2001                   4,220,000

Total estimated exploratory costs           $     15,504,000


If the Company fails to comply with the exploratory operation requirements of the PEL's, the Minister for the South Australian
Department of Mines and Energy may, at his discretion, terminate the PEL agreements with the Company.

In addition to the exploration operation requirements of the PEL's, one of the PEL's granted is also subject to the provisions of a separate Access Agreement with Anangu Pitjanjatjara (AP), a corporate body constituted under the name by the Pitjanjatjara Land Rights Act 1981 of South Australia. The access agreement with AP provides for annual rental payments to be made, which consists of a minimum annual rental of $16,000 and additional amounts payable based upon the amount of Annual Exploration Expenditures (AEE's) incurred as follows:

          2.5  % of AEE's less than or equal to $400,000, and
          1.6  % of AEE's in excess of $400,000

The   conversion   rate   used  for  these  financial   statement
disclosures are as of December 31, 1996 and reflect an exchange rate of approximately 1.25 U.S. dollars to 1 Australian dollar.

Under the terms of the Access Agreement, any application for a PPL by the Company would entitle AP at their option to obtain a participatory interest in any exploration and production joint venture agreement (JVA). AP may elect to take up to a maximum 10% participating interest and a minimum of a 1% participating interest in any respective JVA.

The access agreement with AP also provides for certain overriding royalty payments to be made for all petroleum recovered under any PEL's or any Petroleum Production License (PPL) granted by the South Australian Department of Mines and Energy. In addition, certain stockholders' of the Company have been personally granted a 3% overriding royalty interest in any PPL's granted to the Company's subsidiary Hemley Exploration Pty. Ltd.


One of the license agreements currently held by the Company is not subject to any separate agreements with third parties, as there are no identifiable third parties having asserted rights to title of the land subject to the license agreement. This does not preclude any third parties from asserting a successful claim to title of the land subject to the license agreement in the future, and therefore, the Company may be obligated under such circumstances to pay certain amounts and be subject to additional requirements of any agreement originated with such third parties and the Company.


Note 6 - Subsequent Events

On September 10, 1996, the stockholders of IAN Holdings Limited and Subsidiaries (IAN) entered into a stock purchase agreement with the majority stockholder of Mason Oil Company, Inc. (Mason
Oil) (a Utah Corporation). The agreement provides for the sale of 1,400,000 common shares of Mason Oil stock held by the majority stockholder in two phases. Upon closing 1,300,000 shares were purchased by the stockholders of IAN for $35,000, with the stockholders of IAN also being granted an irrevocable option to purchase an additional 100,000 common shares for $25,000. The option is exercisable for a period of one year from the initial closing with the stockholders of IAN being granted from the selling stockholder a proxy to vote on the 100,000 common shares under option without restrictions.

On October 14, 1996 the stockholders of the IAN entered into a stock purchase and sale agreement (purchase agreement) with Mason Oil Company, Inc. The purchase agreement provides for the exchange of all issued and outstanding shares of IAN to be exchanged for 6,000,000 newly issued unregistered shares of Mason Oil. Immediately after the exchange the stockholders of IAN will own approximately 79% of Mason Oil`s common stock then issued and outstanding. The transaction is expected to be treated as a reverse acquisition for accounting purposes, with IAN as the acquirer.

On December 26, 1996, IAN and Mason Oil entered into a merger agreement which will effectively merge IAN into Mason Oil, a Utah Corporation. Subsequent to the merger, Mason Oil will be the legal survivor and will continue to be governed under such articles of incorporation in effect immediately prior to consummation of the merger.

Effective December 30, 1996, the Board of Directors of Mason Oil voted to adopt the fiscal year end of IAN.